SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 GLEN HEAD ROAD
                            GLEN HEAD, NEW YORK 11545

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 20, 2004

                    ----------------------------------------

                                                                  March 15, 2004

To the Stockholders of
The First of Long Island Corporation:

      Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the AMERICAN LEGION HALL, 190 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 20, 2004, at 3:30 P.M. local time for the following purposes:

      (1) To elect Directors.

      (2) To transact any other business as may properly come before the meeting.

      Only stockholders of record at the close of business on February 24, 2004 are entitled to notice of and to vote at such meeting or any adjournment thereof.

                                             By Order of the Board of Directors


                                             Joseph G. Perri
                                             Senior Vice President and Secretary

                  IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 Glen Head Road
                            Glen Head, New York 11545
                                 (516) 671-4900

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS

      The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the "Corporation" or the "Company") for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the American Legion Hall, 190 Glen Head Road, Glen Head, New York on April 20, 2004. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 15, 2004.

      Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any annual meeting constitutes a quorum for the transaction of business. In the absence of a quorum, any meeting may be adjourned to a subsequent date, provided notice of such meeting is mailed to each stockholder entitled to vote at least five (5) days before the adjourned meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

      The only class of voting securities of the Corporation is its Common Stock, $.10 par value ("Common Stock"), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described herein. Only stockholders of record at the close of business on February 24, 2004 are entitled to notice of and to vote at the meeting.

      As of January 31, 2004, there were issued 4,086,409 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2004 are identified in the table below.

Title of             Name and Address          Amount and Nature of     Percent
Class                of Beneficial Owner       Beneficial Ownership     of Class
-----------          -------------------       --------------------     --------
Common               Sidney Canarick             380,587 shares (1)       9.31%
Stock                25 Glen Street
($.10 par value)     Glen Cove, N.Y. 11542

Common               Paul T. Canarick            380,587 shares (1)       9.31%
Stock                25 Glen Street
($.10 par value)     Glen Cove, N.Y. 11542

Common               Zachary Levy                357,927 shares           8.76%
Stock                9 Maxine Avenue
($.10 par value)     Plainview, N.Y. 11803

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, Mr. Paul T. Canarick's parents, as Trustees under a Trust Agreement dated May 27, 1992; 134,347 shares in the name of Jean C. Canarick, Sidney Canarick's wife; and 9,270 shares in the name of Paul T. Canarick. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

      Furnished below is information with respect to the beneficial ownership of the Corporation's Common Stock as of January 31, 2004 by all directors and nominees, by the executive officers of the Corporation named in the "Summary Compensation Table", and by directors and executive officers of the Corporation as a group.

                                              Amount and Nature of    Percent of
Title of Class     Beneficial Owner           Beneficial Ownership      Class
----------------   ------------------------   --------------------    ----------
Common Stock       Allen E. Busching                  1,500               .04%
($.10 par value)   Paul T. Canarick                 380,587  (1)         9.31%
                   Alexander L. Cover                   200               .00%
                   Beverly Ann Gehlmeyer             35,770  (2)          .88%
                   Howard Thomas Hogan, Jr.          56,245  (3)         1.38%
                   J. William Johnson                65,339  (4)         1.60%
                   J. Douglas Maxwell, Jr.           14,362  (5)          .35%
                   John R. Miller III                 3,012               .07%
                   Walter C. Teagle III              23,623  (6)          .58%
                   Michael N. Vittorio                1,492               .04%
                   Arthur J. Lupinacci, Jr.          28,467  (7)          .70%
                   Donald L. Manfredonia             24,317  (8)          .59%
                   Joseph G. Perri                   18,592  (9)          .45%
                   Directors and Executive
                   Officers as a group              687,544 (10)        16.82%

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, Mr. Paul T. Canarick's parents, as trustees under a Trust Agreement dated May 27, 1992 and 134,347 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick's mother.

(2) Including 652 shares in the name of Robert Val Gehlmeyer, Mrs. Gehlmeyer's husband, and 7,924 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust.

(3) Including 10,371 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan, 694 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust, and 5,839 shares, 5,088 shares, and 5,074 shares in the names of Mr. Hogan's children, Howard, Kathryn, and Margaret, respectively.

(4) Including 2,022 shares in the name of Gail G. Johnson, Mr. Johnson's wife; 4,618 shares held in Mr. Johnson's individual retirement account; and 5,494 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)   Including 8,437 shares held in Mr. Maxwell's retirement account.

(6) Including 337 shares in the name of Janet D. Teagle, Mr. Teagle's wife, and 1,012 shares each (totaling 3,036 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle's children.

(7) Including 3,249 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8) Including 11,067 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9) Including 750 shares held in Mr. Perri's individual retirement account and 12,875 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10) Including 52,593 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation presently consists of ten members classified into two classes, Class I with five members and Class II with five members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

                                                              Expiration
             Name                             Class           of Term
             ------------------------         -----           ----------
             Allen E. Busching                  II               2004
             Paul T. Canarick                   II               2004
             Alexander L. Cover                 II               2004
             Beverly Ann Gehlmeyer              II               2004
             Howard Thomas Hogan, Jr.           I                2005
             J. William Johnson                 II               2004
             J. Douglas Maxwell, Jr.            I                2005
             John R. Miller III                 I                2005
             Walter C. Teagle III               I                2005
             Michael N. Vittorio                I                2005

      For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided equally among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be spread equally among the remaining nominees. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for the election of all nominated directors. To be elected, each director must receive a majority vote of the number of shares entitled to vote and represented at the meeting.

      At a meeting of the Board of Directors held on June 17, 2003, Mr. Cover was elected in accordance with the Corporation's By-Laws to serve as a Class II director until the 2004 Annual Meeting. The nominees for election at this meeting will be the Class II directors. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the election of Mr. Cover and the re-election of Mrs. Gehlmeyer and Messrs. Busching, Canarick and Johnson, each to hold office until the 2006 Annual Meeting of Stockholders or until his or her successor is elected and qualified. If at the time of the 2004 Annual Meeting any of the nominees named above is unavailable or chooses not to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.

        The Board of Directors recommends a vote FOR all named nominees.

      Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank and the Corporation, with the exception of Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller who became directors of the Corporation upon its formation in 1984.

                                  Principal Occupations for Last                         Director
Name                              5 Years and Other Directorships                        Since
------------------------------    -------------------------------                        --------
Allen E. Busching                 Principal,                                               1999
(Age 72)                            B&B Capital
                                    (Consulting and Private Investment);
                                    (formerly: Managing Director,
                                    Unitech p.l.c., Reading, England;
                                    Chairman of the Board, President, and
                                    Chief Executive Officer, Lambda
                                    Electronics, Inc. (formerly Veeco Instruments));
                                    Trustee, North Shore-Long Island Jewish
                                    Health Systems, Inc.

Paul T. Canarick                  President and Principal,                                 1992
(Age 47)                            Paul Todd, Inc.
                                    (Construction Company)

Alexander L. Cover                Business Consultant, Private Practice                    2003
(Age 60)                            (formerly: Partner, Ernst & Young, LLP)

Beverly Ann Gehlmeyer             Tax Manager and Principal,                               1978
(Age 72)                            Gehlmeyer & Gehlmeyer, P.C.
                                    (Certified Public Accounting Firm)

Howard Thomas Hogan, Jr., Esq.    Hogan & Hogan                                            1978
(Age 59)                            (Attorney, Private Practice)

J. William Johnson                Chairman of the Board,                                   1979
(Age 63)                            The First of Long Island Corporation and
                                    The First National Bank of Long Island;
                                    Director, Independent Bankers Association
                                    of New York State
                                    Director, Independent Community Bankers
                                    of America

J. Douglas Maxwell, Jr.           Chairman, Chief Financial Officer and Director,          1987
(Age 62)                            NIRx Medical Technologies L.L.C.
                                    (Medical Technology);
                                    (formerly Chairman of the Board and Chief
                                    Executive Officer, Swissray Empower, Inc.,
                                    a Medical Imaging Distributor);
                                    Director, Slater Development Corp. and
                                    Police Relief Association of Nassau County

                                  Principal Occupations for Last                         Director
Name                              5 Years and Other Directorships                        Since
------------------------------    -------------------------------                        --------
John R. Miller III                Chairman and Chief Executive Officer,                    1982
(Age 63)                            Equal Opportunity Publications, Inc.
                                    (Publishing);
                                    Director, The Middleby Corporation and
                                    Middleby Marshall, Inc.

 Walter C. Teagle III             President                                                1996
 (Age 54)                           Teagle Management, Inc.
                                    (Private Investment Firm)
                                    (formerly Executive Vice President and Director,
                                    Lexent, Inc., Infrastructure Service Provider);
                                    Director, Teagle Management, Inc. and Teagle
                                    Foundation, Inc.;
                                    President and Director, Police Relief Association
                                    of Nassau County, Inc.

Michael N. Vittorio               President and Chief Executive Officer,                   2003
(Age 51)                            The First of Long Island Corporation and
                                    The First National Bank of Long Island;
                                    (formerly J.P. Morgan Chase, most recently
                                    as Senior Vice President)

                       MEETINGS OF THE BOARD OF DIRECTORS

      All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. The Board of Directors of the Corporation held twelve regular meetings and one special meeting during 2003. With respect to meetings of the Corporation, each director attended at least 75% of the aggregate number of Board meetings and meetings of the committees on which such director served. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters.

                          BOARD COMMITTEES AND MEETINGS

      The Board of Directors of the Corporation has three standing committees: the Nominating Committee, the Audit Committee, and the Compensation and Stock Option Committee. The Board of Directors of the Bank has seven standing committees: the Audit Committee, the Investment Management Division Audit Committee, the Compensation Committee, the Compliance and Community Reinvestment Act Committee, the Board Investment Management Division Committee, the Loan Committee, and the Pension Plan Committee.

Nominating Committee

      All the members of the Corporation's Nominating Committee are independent as independence for directors is defined in Nasdaq Rule 4200(a)(15). The Nominating Committee is responsible for recommending the nomination of individuals to the Board of Directors of the Corporation. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, and John R. Miller III. The Committee met twice during 2003.

      The activities of the nominating committee are governed by a formal written charter. A current copy of the charter, although not available on the Corporation's website, is included as Appendix A to this proxy statement.

      The nominating committee believes that certain minimum qualifications must be met by a nominating committee-recommended nominee for a position on the board of directors. Specifically, the nominee should understand that the principal duty of a director is to represent the stockholders of the Corporation. The nominee should also possess the highest level of professional and personal ethics and values, be free of any material conflict of interest with respect to board service, have broad experience at the policy-making level, have the ability to provide insight and practical wisdom based on experience and expertise, be independent as defined in Nasdaq Rule 4200(a)(15), be able to understand and relate to the culture of the Corporation, have sufficient time to properly discharge the duties associated with serving as a director, and have experience and knowledge that will enhance or maintain a diversity of business background among board members.

      In addition, the nominating committee believes that certain specific qualities or skills are necessary for one or more of the Corporation's directors to possess. These include, among others, experience with publicly held companies, an understanding and background in corporate management, experience in delegation of duties, accounting experience, financial experience, legal experience, marketing experience, and background and experience necessary to qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission for purposes of the Sarbanes-Oxley Act of 2002. It is also deemed desirable for directors to live or work in a geographic area where the Corporation's bank subsidiary has branches or is expected to have branches.

      The nominating committee generally relies on recommendations made by directors and executive officers of the Corporation to identify nominees for director. Any stockholder may make nominations with respect to the election of directors in accordance with the provisions of the Corporation's bylaws establishing the information and notice requirements for such nominations. The Corporation has not received a stockholder nominee for election as a director in more than twenty years. The nominating committee does not consider director nominees recommended by stockholders because the board of directors believes that such consideration is not an efficient or effective means of identifying qualified individuals. In addition, the board of directors has had a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of the Corporation.

      In addition to interviews, the nominating committee evaluates potential nominees by reviewing resumes, checking business and/or personal references, and performing background checks as deemed appropriate. The Corporation does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

      With the exception of Alexander L. Cover, all of the nominees approved by the nominating committee for inclusion on the Corporation's proxy card for the annual meeting of stockholders to be held April 20, 2004 are directors standing for reelection. Alexander L. Cover was initially recommended by the Corporation's Chairman.

Audit Committees

      The Corporation and the Bank each have a separately-designated standing audit committee. Both committees consist of the same five directors. The members include Walter C. Teagle III, Allen E.

Busching, Alexander L. Cover, Beverly Ann Gehlmeyer, and John R. Miller III. During 2003, the Corporation's Audit Committee held six meetings and the Bank's Audit Committee held seven meetings.

      The Corporation's Board of Directors has adopted a formal written charter for the Audit Committees. A current copy of the charter is included as Appendix B to this proxy statement.

      The Board has determined that all members of the audit committees are independent as independence for audit committee members is defined in Nasdaq Rules 4200(a)(15) and 4350(d)(2). The Board of Directors has also determined that Alexander L. Cover is an audit committee financial expert as that term is defined in paragraph (h)(2) of Item 401 of Regulation S-K of the Securities and Exchange Commission and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

      The Corporation's Audit Committee: (1) reviews and discusses with management the Corporation's audited consolidated financial statements; (2) meets with the Corporation's independent auditors and reviews with them the results of their annual audit of the Corporation's consolidated financial statements, including any recommendations the auditors may have with respect to internal controls or other business matters; and (3) reviews the results of examinations of the Corporation performed by regulatory authorities. The Audit Committee's Report is included in a separate section of this proxy statement.

      The Bank's Audit Committee: (1) reviews the plan, scope and results of internal audits performed by both the Bank's in-house audit staff and independent external firms; (2) reviews the results of examinations performed by regulatory authorities; and (3) is responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA").

      With respect to audits of the Bank's Investment Management Division, the Investment Management Division Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Investment Management Division Audit Committee are Walter C. Teagle III, Alexander L. Cover, Beverly Ann Gehlmeyer, and John R. Miller III. During 2003, the Committee held two meetings.

Compensation Committees

      The Corporation has a Compensation and Stock Option Committee (the "Corporation's Committee") and the Bank has a Compensation Committee (collectively referred to as the "Compensation Committees"). The Compensation Committees consist of the same three independent directors. The members include
J. Douglas Maxwell, Jr., Allen E. Busching, and Beverly Ann Gehlmeyer. The Committees are responsible for determining an appropriate level of compensation for each executive officer. They also consider and recommend to the Boards of Directors of the Corporation and the Bank salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The Corporation's Committee is also responsible for administering the Corporation's 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"). Administration of the 1996 Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. Members of the Corporation's Committee as well as all other non-employee directors of the Corporation are eligible for stock option grants under the 1996 Plan. Stock option grants to non-employee directors are approved by the full Board. Each of the Committees met six times during 2003. The report of the Compensation Committees with respect to compensation for executive officers is included in a later section of this proxy statement.

Other Committees of the Bank

      The Compliance and Community Reinvestment Act Committee is responsible for reviewing the Bank's performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III, Walter C. Teagle III, and Michael N. Vittorio. The Committee met four times during 2003, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

      The Board Investment Management Division Committee is responsible for reviewing the activities of the Investment Management Division including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, Michael N. Vittorio, and J. William Johnson. During 2003, the Committee held four meetings.

      The Loan Committee consists of members who, except for Mr. Johnson and Mr. Vittorio, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Beverly Ann Gehlmeyer, Allen E. Busching, Paul
T. Canarick, J. William Johnson, J. Douglas Maxwell, Jr., Walter C. Teagle III, and Michael N. Vittorio. The Committee held forty meetings in 2003.

      The Pension Plan Committee has the authority to take such action with respect to the Bank's Pension Plan as may be necessary or advisable between regular meetings of the Bank's Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Allen E. Busching, and Beverly Ann Gehlmeyer. The Committee did not meet in 2003.

                            COMPENSATION OF DIRECTORS

Cash Compensation

      Directors are paid for their services as directors of the Corporation and the Bank. Directors of the Corporation are paid a quarterly retainer of $1,150. Directors of the Bank are paid $1,100 for each regularly scheduled monthly Board meeting, provided they attend at least ten of the twelve meetings. If a director attends less than ten meetings, the director is paid $1,100 for each meeting attended. In addition, directors of the Corporation and the Bank are generally paid $500 for each special Board meeting and $100 for each telephone Board meeting.

      The Chairperson of the Corporation's Nominating Committee receives an annual retainer of $1,000, and other committee members receive annual retainers of $500. The Audit Committee of the Corporation and the Audit Committee of the Bank consist of the same five directors. The Compensation and Stock Option Committee of the Corporation and the Compensation Committee of the Bank consist of the same three directors. Although these directors receive no fees from the Corporation for their Audit or Compensation Committee service, they do receive fees from the Bank for such service.

      The Chairmen of the Bank's Compliance and Board Investment Management Division Committees are each paid an annual retainer of $2,000, and other members of these committees are paid annual retainers of $1,000. The Chairman of the Bank's Compensation Committee is paid an annual retainer of $3,500, and other committee members are paid annual retainers of $1,500. The Chairperson of the Bank's Loan Committee receives an annual retainer of $2,000, and other committee members receive annual retainers of

$500. In addition, the Chairperson and all other members of the Bank's Loan Committee receive $250 per meeting. Four of the five members of the Bank's Audit Committee are also members of the Bank's Investment Management Division Audit Committee. The Chairman is paid an annual retainer of $3,500 and the other three members are paid an annual retainer of $2,000 for service on the two committees. The remaining member of the Bank's Audit Committee is paid an annual retainer of $1,800. Neither the Chairman nor the other members of the Bank's Pension Plan Committee receive fees for their services. Neither Mr. Johnson nor Mr. Vittorio receives director fees or committee fees from the Corporation or the Bank.

Stock Based Compensation

      The Corporation's 1996 Stock Option and Appreciation Rights Plan, as amended, allows for the granting of stock options to non-employee directors of the Corporation. In January 2003, each non-employee director received a stock option grant based on the Corporation's earnings performance for the 2002 year and the board and committee fees that the director received for such year. The options, which are exercisable in whole or in part during the period beginning three years from the date of grant and ending ten years from the date of grant, were granted at an exercise price of $33.11 which was the fair market value of one share of the Corporation's stock on the date of grant. The number of options granted to each non-employee director in January 2003 is as follows: Mr. Busching - 857; Mr. Canarick - 808; Mr. Hogan - 748; Mr. Teagle - 785; Ms. Gehlmeyer - 930; Mr. Miller - 800; and Mr. Maxwell - 939.

                                   MANAGEMENT

      The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers                                            Term of    Officer
of the Corporation          Age   Present Capacity            Office     Since
------------------          ---   ----------------            -------    -------
J. William Johnson          63    Chairman of the Board       3 yrs.      1984

Michael N. Vittorio         51    President and               1.5 yrs.    2002
                                  Chief Executive Officer

Arthur J. Lupinacci, Jr.    63    Executive Vice President    1.5 yrs.    1985
                                  and Chief Administrative
                                  Officer

Mark D. Curtis              49    Senior Vice President       1 yr.       1997
                                  and Treasurer

Brian J. Keeney             55    Senior Vice President       1 yr.       2000

Richard Kick                46    Senior Vice President       1 yr.       1991

Donald L. Manfredonia       52    Senior Vice President       1.5 yrs.    1987

Joseph G. Perri             52    Senior Vice President       1.5 yrs.    1990
                                  and Secretary

Executive Officers                                            Term of    Officer
of the Bank                 Age   Present Capacity            Office     Since
-----------------------     ---   ----------------            -------    -------
J. William Johnson          63    Chairman of the Board       1 yr.      1979

Michael N. Vittorio         51    President and               1 yr.      2002
                                  Chief Executive Officer

Arthur J. Lupinacci, Jr.    63    Executive Vice President    1 yr.      1985
                                  and Chief Administrative
                                  Officer

Donald L. Manfredonia       52    Executive Vice President    1 yr.      1982

Joseph G. Perri             52    Executive Vice President    1 yr.      1990

Mark D. Curtis              49    Senior Vice President,      1 yr.      1997
                                  Chief Financial Officer
                                  and Cashier

Brian J. Keeney             55    Senior Vice President       1 yr.      2000

Richard Kick                46    Senior Vice President       1 yr.      1991

      Mr. Vittorio joined the Corporation and the Bank on July 15, 2002 as Executive Vice President. On February 18, 2003, he was elected to the Board of Directors of both entities and, effective March 1, 2003, became President of both. He was appointed Chief Executive Officer of both entities effective September 1, 2003. From 1989 through June 2002, Mr. Vittorio was employed at J.P. Morgan Chase, most recently as Senior Vice President responsible for managing Chase Insurance Agency's Insurance Brokerage and Advisory Service Business. Previously he served in various capacities at J.P. Morgan Chase including Senior Lending Officer for Small Business Financial Services, Middle Market Regional Manager, and Division Executive in the Small Business/Commercial Division.

      Mr. Keeney joined the Corporation and the Bank in March 2000. From September 1998 to March 2000, Mr. Keeney was President and Chief Executive Officer of The Rockefeller Trust Company. From December 1996 to September 1998, he was Chairman of the Board, President & Chief Executive Officer of Fidelity Management Trust Company of New York and from January 1992 to November 1996, he was Senior Vice President and Chief Operating Officer of U.S. Trust Company of New Jersey. Previously, he held various positions with U.S. Trust Company of New York, Irving Trust Company, and The Chase Manhattan Bank, N.A.

                         COMPENSATION COMMITTEES' REPORT

      The Corporation's executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation's Board of Directors and the Compensation Committee of the Bank's Board of Directors (the "Compensation Committees"). The Compensation Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

      Compensation for executive officers primarily consists of base salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation's Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Compensation Committees. Following approval by the Compensation Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation and granting of stock options.

      The Compensation Committees adhere to the practice that compensation for executive officers, including the Chief Executive Officer, be directly and materially linked to Corporation performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such,
(1) salaries are related to the Corporation in light of overall Corporation performance; (2) incentive compensation, an objective means of rewarding personal and overall Corporation performance, is paid pursuant to the Incentive Compensation Plan based on the achievement of objective personal goals and the Corporation's performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Corporation. Comparison of executive officer compensation to that of other banks aids in determining whether the compensation paid by the Corporation is competitive and appropriate, and thereby helps the Corporation to attract and retain qualified personnel. In addition, from time to time the Corporation retains outside consultants to determine the appropriateness of executive officer compensation.


                                                J. Douglas Maxwell, Jr.
                                                Allen E. Busching
                                                Beverly Ann Gehlmeyer

                       COMPENSATION OF EXECUTIVE OFFICERS

      Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 2003 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights ("SARs"), was received from the Corporation. A description of the Incentive Compensation Plan under which the bonuses were paid follows.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation                Long -Term Compensation
                                        -----------------------------------  --------------------------------
                                                                                      Awards         Payouts
                                                                             --------------------------------
                                                                   Other      Restricted                        All Other
                                                                  Compen-       Stock      Options/              Compen-
       Name and Principal                Salary       Bonus      sation (1)    Award(s)      SARs      LTIP    sation (3)
            Position            Year      ($)          ($)          ($)          ($)        # (2)       ($)        ($)
               (a)              (b)       (c)          (d)          (e)          (f)         (g)        (h)        (i)
-------------------------------------------------------------------------------------------------------------------------
J. William Johnson              2003    $320,294     $113,384     $ 96,241       None        6,085      None     $31,389
  Chairman of the Board         2002    $370,000     $177,970     $ 66,702       None        7,254      None     $47,330
  and Director                  2001    $357,000     $129,950     $182,990       None       10,969      None     $47,294

Michael N. Vittorio             2003    $270,577     $ 95,784           --       None        1,898      None     $15,118
  President, Chief Executive    2002    $115,385     $128,320           --       None        9,000      None     $   508
  Officer and Director

Arthur J. Lupinacci, Jr.        2003    $231,000     $ 79,325     $ 11,084       None        3,667      None     $22,638
  Executive Vice President      2002    $223,000     $ 93,450     $  2,160       None        4,369      None     $29,079
  and Chief Administrative      2001    $215,000     $ 69,660     $ 36,668       None        6,473      None     $29,228
  Officer

Donald L. Manfredonia           2003    $190,000     $ 72,295           --       None        2,894      None     $16,560
  Senior Vice President         2002    $176,000     $ 60,720           --       None        3,433      None     $21,046
                                2001    $169,000     $ 54,760           --       None        5,241      None     $19,202

Joseph G. Perri                 2003    $175,000     $ 63,525           --       None        2,771      None     $15,256
  Senior Vice President         2002    $168,500     $ 64,200           --       None        3,292      None     $20,151
  and Secretary                 2001    $162,000     $ 50,285           --       None        3,501      None     $18,407
-------------------------------------------------------------------------------------------------------------------------

(1) The other compensation reported in column (e) for Messrs. Johnson and Lupinacci represents payments for income taxes pursuant to the Bank's Supplemental Executive Retirement Plan explained in the next section entitled "Compensation According to Plans."

(2)   Where applicable, adjusted for 3-for-2 stock split paid July 2002.

(3) All other compensation for 2003 (column (i) of the "Summary Compensation Table") includes the following amounts either paid for or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank's Profit Sharing and Supplemental Executive Retirement ("SERP") Plans.

--------------------------------------------------------------------------------
                                 Life        401(k)        Profit
                               Insurance    Matching       Sharing
Name                           Premiums   Contributions  Contributions    Total
--------------------------------------------------------------------------------
J. William Johnson ..........   $ 6,534      $ 6,406        $18,449      $31,389
Michael N. Vittorio .........   $ 2,598      $ 1,000        $11,520      $15,118
Arthur J. Lupinacci, Jr .....   $ 4,712      $ 4,620        $13,306      $22,638
Donald L. Manfredonia .......   $ 1,824      $ 3,798        $10,938      $16,560
Joseph G. Perri .............   $ 1,680      $ 3,499        $10,077      $15,256
--------------------------------------------------------------------------------

                         COMPENSATION PURSUANT TO PLANS

Pension Plan

      The Bank is a participant in the New York State Bankers Retirement System Pension Plan ("Plan") and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

--------------------------------------------------------------------------------------------
                                         Years of Creditable Service
Average Annual    --------------------------------------------------------------------------
 Compensation         10           15           20           25           30           35
--------------------------------------------------------------------------------------------
   $100,000       $  15,456    $  23,184    $  30,912    $  38,640    $  46,368    $  54,096
--------------------------------------------------------------------------------------------
   $125,000       $  19,831    $  29,747    $  39,662    $  49,578    $  59,493    $  69,409
--------------------------------------------------------------------------------------------
   $150,000       $  24,206    $  36,309    $  48,412    $  60,515    $  72,618    $  84,721
--------------------------------------------------------------------------------------------
   $175,000       $  28,581    $  42,872    $  57,162    $  71,453    $  85,743    $ 100,034
--------------------------------------------------------------------------------------------
   $200,000       $  32,956    $  49,434    $  65,912    $  82,390    $  98,868    $ 115,346
--------------------------------------------------------------------------------------------
   $225,000       $  37,331    $  55,997    $  74,662    $  93,328    $ 111,993    $ 130,659
--------------------------------------------------------------------------------------------
   $250,000       $  41,706    $  62,559    $  83,412    $ 104,265    $ 125,118    $ 145,971
--------------------------------------------------------------------------------------------
   $300,000       $  50,456    $  75,684    $ 100,912    $ 126,140    $ 151,368    $ 176,596
--------------------------------------------------------------------------------------------
   $400,000       $  67,956    $ 101,934    $ 135,912    $ 169,890    $ 203,868    $ 237,846
--------------------------------------------------------------------------------------------
   $500,000       $  85,456    $ 128,184    $ 170,912    $ 213,640    $ 256,368    $ 299,096
--------------------------------------------------------------------------------------------
   $600,000       $ 102,956    $ 154,434    $ 205,912    $ 257,390    $ 308,868    $ 360,346
--------------------------------------------------------------------------------------------

      The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62.

Upon retirement, each participant with a spouse is paid a benefit in the form of a joint and survivor annuity. Participants without a spouse are paid a benefit in the form of a single life annuity guaranteed for sixty (60) months. All participants, whether with or without a spouse, may elect optional forms of benefit payments. For all participants, the annuity benefit is computed by (i) multiplying the participant's final average compensation (the average of the participant's Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant's credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation multiplied by the participant's credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of .49 percent of the participant's final three year average compensation (limited to covered compensation) and the participant's credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

      The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. Contributions of $1,407,929 and $365,202 were made for the plan years ending September 30, 2003 and 2002, respectively, representing the maximum tax deductible contribution in each of these years. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 5 years of service with the Bank and 4 years of participation in the Plan. No vesting occurs during that 5-year period.

      The compensation covered by the Plan includes: (1) salary and bonus as set forth in the "Summary Compensation Table"; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank's contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of nonqualified stock options and disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. For SERP Plan participants, any benefits which may be above the limits under these sections would be payable under the SERP.

      The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson - 23 years; Mr. Vittorio - less than 1 year; Mr. Lupinacci - 17 years; Mr. Manfredonia - 20 years; Mr. Perri - 12 years; and all executive officers as a group - 93 years.

Supplemental Executive Retirement Plan

      On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan ("SERP"). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code limitations for qualified plans. The benefits are provided for employees designated by the Compensation Committee of the Board of Directors.

      Supplemental retirement program and profit sharing plan contributions under the SERP are made to a "secular trust" for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Supplemental retirement plan contributions for each participant are made in an amount estimated to be sufficient to fund future benefits after withholding taxes on the contribution amount. Trust income is also taxable to each participant. The Bank pays each participant an amount that, after taxes on this amount are withheld, will be sufficient for the participant to pay taxes on the trust income.

Profit Sharing Plan

      The Bank has a combined profit sharing/401(k) plan (the "Profit Sharing Plan"). Employees are eligible to participate provided they are at least 21 years of age and have completed one year of service in which they worked 1,000 hours if full-time and 700 hours if part-time. Participants may elect to contribute, on a tax-deferred basis, up to 25% of gross compensation, as defined, subject to the limitations of Section 401(k) of the Internal Revenue Code. The Bank may, at its sole discretion, make "Additional 401(k) Contributions" to each participant's account based on the amount of the participant's tax deferred contributions and make "Profit Sharing Contributions" to each participant's account equal to a percentage of the participant's compensation, as defined. Forfeitures are allocated among participants in proportion to their annual compensation. Participants are fully vested in their elective contributions and, after five years of participation in the Profit Sharing Plan, are fully vested (20% vesting per year) in the Additional 401(k) and Profit Sharing Contributions made by the Bank. Also, a participant becomes fully vested in Additional 401(k) and Profit Sharing Contributions upon death or disability. The Additional 401(k) and Profit Sharing Contributions for 2003 were $148,852 and $492,364, respectively. The Profit Sharing Contributions represented approximately 3.2% of the Bank's 2003 pre-tax profits.

      Participants in the Profit Sharing Plan will receive benefits generally upon attainment of age 65. However, the Profit Sharing Plan contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of a participant's Normal Retirement Benefit will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated in 2003 under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2003 is set forth in footnote (3) to the "Summary Compensation Table."

Retirement Plan For Directors

      On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan"). Effective December 31, 2000, the Retirement Plan was terminated. Upon termination, the benefits earned by directors for services rendered through December 31, 2000 were frozen and the ability of directors to earn additional benefits under the Retirement Plan was discontinued. Upon retirement after attaining the age of sixty (60) years, each of the current directors will receive a credit (the "Credit Percentage") of ten percent (10%) multiplied by the number of years of service on the Board through December 31, 2000, to a maximum of one hundred percent (100%). The annual benefit (the "Annual Benefit") under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of December 31, 2000, multiplied by twelve (12) and then multiplied by the Credit Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the "Payment Period"), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

Incentive Compensation Plan

      The executive officers of the Bank are eligible for compensation under the Bank's Incentive Compensation Plan (the "Plan") described in the Board Compensation Committee Report herein. Incentive compensation paid in 2003 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2003 is set forth in the "Summary Compensation Table" under the heading "Bonus".

Equity Compensation Plans

      The Corporation's equity compensation plans consist solely of a 1986 Stock Option and Appreciation Rights Plan (the "1986 Plan") and a 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"). Detail descriptions of these plans follow.

      The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock option plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights ("SARs"), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989. At December 31, 2003, there were still options outstanding under the 1986 Plan which were granted prior to the Plan's expiration on January 21, 1996.

      In January 1996, the Board of Directors unanimously adopted the 1996 Plan as a successor to the 1986 Plan. The Corporation's stockholders approved the 1996 Plan in April 1996. An amendment to the 1996 Plan that allows for the granting of stock options to non-employee directors and limits the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000 was approved by the Board of Directors in February 2001 and subsequently approved by the stockholders in April 2001. Except for this amendment, the terms of the 1996 Plan are substantially identical to the terms of the 1986 Plan.

      Under the 1996 Plan, options to purchase up to 540,000 shares of common stock were made available for grant to key employees and, as amended, non-employee directors of the Corporation and its subsidiaries through January 15, 2006. Each option granted under the 1996 Plan is granted at an exercise price equal to the fair market value of one share of the Corporation's stock on the date of grant. Options granted on or before December 31, 2000 are exercisable in whole or in part commencing six months from the date of grant and ending ten years after the date of grant. Options granted after December 31, 2000 are exercisable in whole or in part commencing three years from the date of grant and ending ten years after the date of grant. The date on which options first become exercisable is subject to acceleration in the event of a change in control, retirement, death, disability, and certain other limited circumstances.

      Each option granted to an employee under the 1996 Plan may be granted with or without a SAR attached. The 1996 Plan also provides for the granting of stand-alone SARs to employees. Non-employee directors are not eligible for SAR grants, whether stand alone or attached to options. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant.

      Options may be granted under the 1996 Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options ("NQSOs"). Options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options or SARs were granted.

      Options and SARs are not transferable, except upon death, by (i) will,
(ii) the laws of descent and distribution, or (iii) beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation and/or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder's continued employment or service as a director with the Corporation or the Bank. However, in accordance with the terms of the 1996 Plan and/or administrative guidelines adopted by the Compensation and Stock Option Committee, there are additional limited periods following termination of employment or service as a director during which options or SARs may be exercised in the event employment or service is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

      Subject to the provisions of applicable law and the terms of the 1996 Plan, the designation of those officers who will be granted options and/or SARs, as well as the terms of the options and SARs granted, is solely within the discretion of the Compensation and Stock Option Committee which administers the 1996 Plan. Stock option grants to non-employee directors are approved by the full Board of Directors. No consideration is received by the Corporation or the Bank for the granting of options or SARs.

      Information as of December 31, 2003 regarding the number of shares of common stock to be issued upon the exercise of outstanding stock options, the weighted average exercise price of outstanding stock options, and the number of stock options remaining available for future issuance is set forth below.

----------------------------------------------------------------------------------------------------
                                                                              Number of securities
                                                                            remaining available for
                            Number of securities                                future issuance
                                to be issued          Weighted-average            under equity
                              upon exercise of        exercise price of        compensation plans
                            outstanding options,    outstanding options,     (excluding securities
Plan category                warrants and rights     warrants and rights    reflected in column (a))
                                     (a)                     (b)                      (c)
----------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders.........          253,646                 $25.73                   278,152

Equity compensation
plans not approved
by security holders......               --                     --                       --
----------------------------------------------------------------------------------------------------
Total....................          253,646                 $25.73                   278,152
----------------------------------------------------------------------------------------------------

      During 2003, options to purchase 62,010 shares were granted under the 1996 Plan at a per share exercise price of $33.11. The following table shows, as to the executive officers named in the "Summary Compensation Table", information for 2003 with respect to the options granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------
                                      Individual Grants
----------------------------------------------------------------------------------------------------------
                                          Percent of                                 Potential Realizable
                                             Total                                     Value at Assumed
                                           Options/                                     Annual Rates of
                                             SARs                                        Stock Price
                              Options/    Granted to                                     Appreciation
                                SARs       Employees    Exercise or                     For Option Term
                              Granted      in Fiscal    Base Price    Expiration    ----------------------
          Name                  (#)          Year         ($/Sh)         Date        5% ($)       10% ($)
          (a)                   (b)           (c)          (d)           (e)           (f)          (g)
----------------------------------------------------------------------------------------------------------
J. William Johnson.........    6,085         9.81%        $33.11       1/20/13      $ 126,684    $ 321,030
Michael N. Vittorio........    1,898         3.06%        $33.11       1/20/13      $  39,515    $ 100,134
Arthur J. Lupinacci, Jr....    3,667         5.91%        $33.11       1/20/13      $  76,344    $ 193,462
Donald L. Manfredonia......    2,894         4.67%        $33.11       1/20/13      $  60,250    $ 152,681
Joseph G. Perri............    2,771         4.47%        $33.11       1/20/13      $  57,690    $ 146,191
----------------------------------------------------------------------------------------------------------

      The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 2003 for each of the executive officers named in the "Summary Compensation Table."

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

---------------------------------------------------------------------------------------------------
                                                                                      Value of
                                                                Number of           Unexercised
                                                               Unexercised         In-the-Money
                                                               Options/SARs        Options/SARs
                                                             at Fiscal Year-      at Fiscal Year-
                                    Shares        Value           End (#)              End ($)
                                 Acquired on     Realized      Exercisable/        Exercisable/
           Name                  Exercise (#)      ($)        Unexercisable        Unexercisable
           (a)                       (b)           (c)             (d)                  (e)
---------------------------------------------------------------------------------------------------
J. William Johnson ..........       13,866       $253,607         0 / 24,308          $0 / $383,667
Michael N. Vittorio..........           --             --         0 / 10,898          $0 / $145,671
Arthur J. Lupinacci, Jr......       21,975       $501,272         0 / 14,509          $0 / $228,783
Donald L. Manfredonia........        4,750       $144,802     9,200 / 11,568    $212,789 / $182,574
Joseph G. Perri..............        4,724       $133,547     10,724 / 9,564    $270,424 / $148,813
---------------------------------------------------------------------------------------------------

      There were no long-term incentive plan awards granted in the last fiscal year.

                                PERFORMANCE GRAPH

      The following graph compares the Corporation's total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index, and (ii) the National Commercial Banks Index*.

[THE FOLLOWING MATERIAL WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                             1/1/99   12/31/99   12/31/00  12/31/01   12/31/02   12/31/03
                             ------------------------------------------------------------
The First of Long Island     100.00     67.31      90.13     92.26     132.95     159.16
National Commercial Banks    100.00     84.98      98.36     99.52      91.11     124.15
NASDAQ Market Index          100.00    176.37     110.86     88.37      61.64      92.68

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      THE FIRST OF LONG ISLAND CORPORATION,
            NATIONAL COMMERCIAL BANKS INDEX, AND NASDAQ MARKET INDEX
                    Assumes $100 Invested on January 1, 1999
                           Assumes Dividend Reinvested
                       Fiscal Year Ended December 31, 2003

* The National Commercial Banks Index consists of nationally chartered commercial banks and certain other financial institutions which, on the basis of Standard Industrial Classification (S.I.C.) codes developed by the U.S. Office of Management and Budget, have been included in the same industry group as the Corporation.

                              EMPLOYMENT CONTRACTS

      Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, and Perri have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of Chairman of the Board of the Corporation and the Bank, Mr. Vittorio is employed as President and Chief Executive Officer of the

Corporation and the Bank, Mr. Lupinacci is employed as Executive Vice President of the Corporation and the Bank, and Messrs. Manfredonia and Perri are each employed in the position of Executive Vice President of the Bank. In addition, each of these officers is also employed in such other positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson's contract has a term of three years effective January 1, 2004, Messrs. Vittorio and Lupinacci each have a contract with a term of eighteen months effective July 1, 2003, and Messrs. Manfredonia and Perri each have a contract with a term of eighteen months effective January 1, 2004. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in a new three-year term for Mr. Johnson and new eighteen-month terms for Messrs. Vittorio, Lupinacci, Manfredonia, and Perri. The contracts currently provide for base annual salaries of $191,500, $300,000, $239,000, $197,000, and $181,500 for
Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, and Perri, respectively, to be paid by the Corporation or the Bank. The base annual salaries for Messrs. Johnson and Vittorio include services as a director of the Corporation and the Bank.

      Under these contracts, Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, and Perri are entitled to severance compensation. Generally upon an involuntary termination of employment or upon a resignation of employment following a change in control, Messrs. Johnson and Lupinacci are entitled to receive single sum payments equal to three (3) times and one and one-half (1.5) times, respectively, the base annual salaries under their contracts, together with continued family medical and dental insurance coverage. Upon an involuntary termination of employment, Mr. Vittorio is entitled to receive a single sum "Termination Payment" of up to one and one-half (1.5) times the base annual salary under his contract, and upon a resignation of employment for Good Reason, as defined, within twenty-four months following a change of control, he is entitled to receive single sum "Termination Payment" equal to (2) times the base annual salary under his contract. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Mr. Vittorio is entitled to receive a single sum payment equal to 133 1/3% of the base annual salary under his contract. Mr. Vittorio is also entitled to continued family medical and dental insurance coverage after termination. Upon an involuntary termination of employment or a resignation of employment for Good Reason, as defined, within twenty-four months following a change of control, Mr. Manfredonia is entitled to receive a single sum "Termination Payment" equal to one and one-half (1.5) times the base annual salary under his contract and Mr. Perri is entitled to receive a single sum "Termination Payment" equal to one and one-quarter (1.25) times the base annual salary under his contract. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Mr. Manfredonia and Mr. Perri are each entitled to receive a single sum payment equal to 66 2/3% of the Termination Payment under their contracts. Mr. Manfredonia and Mr. Perri are entitled to continued family medical and dental insurance coverage.

                              SEVERANCE AGREEMENTS

      Messrs. Curtis, Kick, and Keeney have severance agreements with the Corporation. Each such agreement has a term of one year effective January 1, 2004. The term of each agreement is automatically renewed for an additional one-year term, unless the Board of Directors of the Corporation chooses not to renew and notifies the officer at least thirty days prior to the end of a term. Each officer's agreement entitles him to a "Termination Payment" and continued family medical and dental insurance coverage for a period of twelve months in the event that the officer's employment is terminated within twenty-four months following a change of control or, under certain circumstances, following the acquisition of more than 20% of the voting shares of the Corporation by any entity, person, or group. The Termination Payment and continued medical and dental insurance coverage also apply if the officer resigns for Good Reason, as defined, within twenty-four months following a change of control. Each officer's Termination Payment is equal to 125% of his then current annual base salary. Alternatively, each officer's agreement entitles him to a payment in the amount of 66 2/3% of the Termination Payment and continued family medical and dental insurance coverage in the event that the officer resigns for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

      In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, used as a branch office. The lease, which had an initial term of ten years and one month ending on October 30, 2002, was modified and extended through October 31, 2007. The Bank may, on ninety (90) days written notice, elect to extend the lease for an additional five (5) year period. The lease provides for annual base rent of $30,184 for the year ending October 31, 2004. In addition to base rent, the Bank is responsible for its proportionate share of the real estate taxes on the building in which the leased premises are located. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

      Certain directors are officers, directors, partners, or stockholders of companies or partnerships which, or associates of which, may have been customers of the Bank in the ordinary course of business during 2003 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      With the exception of Alexander L. Cover, each of the Corporation's directors and executive officers was granted stock options on January 21, 2003. The Form 4 filing for each officer and director to report the option grant was inadvertently filed late on February 13, 2004. The Sarbanes-Oxley Act changed the rules for reporting changes in beneficial ownership. Previously, stock option grants could be reported on Form 5 within 45 days after the close of the Corporation's fiscal year. Joseph G. Perri, Senior Vice President and Secretary of the Corporation, exercised incentive stock options to purchase 2,362 shares of the Corporation's common stock for $9.03 per share on January 16, 2003. The Form 4 filing to report the option exercise was inadvertently filed four days late.

                              INDEPENDENT AUDITORS

      The consolidated financial statements for the year ended December 31, 2003 were examined by Crowe Chizek and Company LLC ("Crowe Chizek"). It is anticipated that the Audit Committee of the Board of Directors will reappoint Crowe Chizek as the Corporation's independent auditors for 2004. A representative of Crowe Chizek will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Audit Fees

      Crowe Chizek was appointed to serve as the Corporation's independent auditors on October 21, 2003. Grant Thornton LLP ("Grant Thornton") served as independent auditors from June 27, 2002 through October 20, 2003. Arthur Andersen LLP ("Arthur Andersen") previously served as independent auditors.

      Crowe Chizek's fees for audit services for the 2003 year were $81,500. Grant Thornton's fees for audit services for the 2002 year were $86,500. Audit services include the following: (1) professional services rendered for the audit of the Corporation's annual consolidated financial statements; (2) reviews of the consolidated financial statements included in the Corporation's quarterly Form 10-Q; (3) a reading of the Corporation's annual report on Form 10-K; and
(4) rendering an opinion on management's assertion about the effectiveness of the Bank's internal control over financial reporting. With respect to the reviews of the consolidated financial statements included in the Corporation's Form 10-Q, Grant Thornton performed the review for the quarters ended March 31, 2003 and June 30, 2003 for a total fee of $6,000, and Crowe Chizek performed the review for the third quarter of 2003. In addition, Arthur Andersen performed the review for the quarter ended March 31, 2002 for a fee of $5,000 and Grant Thornton performed the reviews for the remaining quarters in 2002.

Audit Related Fees

      Audit related fees, as described in Item 9(e)(2) of Schedule 14A of the Securities and Exchange Commission's Proxy Rules, are fees billed to the Corporation by its independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's consolidated financial statements and are not audit fees as described in the previous paragraph. In neither of the last two fiscal years was the Corporation billed by its independent auditors for audit related fees.

Tax Fees

      In the 2003 fiscal year, Grant Thornton billed the Corporation $12,000 for the preparation of its 2002 income tax returns. In the 2002 fiscal year, Grant Thornton billed the Corporation $7,000 for the preparation of most of its tax returns for the 2001 fiscal year. In addition, in 2002 Arthur Andersen billed the Corporation $10,000 for preparing the 2001 tax returns for the Bank's REIT (real estate investment trust) subsidiary, providing advice regarding the Bank's REIT and investment subsidiaries and analyzing the tax consequences of bank owned life insurance.

All Other Fees

      In neither of the last two fiscal years was the Corporation billed by its independent auditors for any fees other than those described above under the captions "Audit Fees" and "Tax Fees."

Engagement of Independent Auditors To Perform Audit Services and Non-Audit Services

      On an annual basis, and in accordance with the terms of a written engagement letter, the Audit Committee engages the Corporation's independent auditors to perform audit services as previously defined.

      In addition, from time to time the Audit Committee may engage the Corporation's independent auditors to perform non-audit services such as preparation of the Corporation's income tax returns, providing tax advice, and implementation of tax planning strategies. The Audit Committee may pre-approve specific types of non-audit services provided that the cost of such services does not exceed a predetermined dollar amount and the Audit Committee is informed of each service. The Audit Committee will not engage the independent auditors to perform any non-audit service or pre-approve any non-audit service that could impair, in fact or appearance, the independence of the independent auditors. In addition, the Audit Committee will not pre-approve any non-audit service if such pre-approval constitutes delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934. Prohibited non-audit services include those in which the independent auditors would be auditing their own work, functioning as a part of management or as an employee, acting as an advocate of the Corporation, or promoting of the Corporation's stock or financial interests. Other prohibited non-audit services include bookkeeping or other services related to the accounting records or financial statements of the Corporation; financial information systems design and implementation; appraisal or valuation services, fairness opinions, contribution-in-kind reports; actuarial services; internal audit outsourcing services; performing management or human resources functions; acting as a broker/dealer for the Corporation, investment adviser or investment banker; legal services; and, expert services unrelated to the audit.

Changes In Independent Auditors

      On June 27, 2002, based on a recommendation by the Audit Committee of the Board of Directors (the "Audit Committee"), the Board of Directors of the Company approved the dismissal of the Company's independent auditors, Arthur Andersen LLP, and the engagement of Grant Thornton LLP as its new independent auditors. The dismissal of Arthur Andersen LLP and the engagement of Grant Thornton LLP was previously reported by the Corporation on July 2, 2002 on Form 8-K. No reports by Arthur Andersen LLP within the two years prior to their dismissal contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and all subsequent interim periods preceding the dismissal and up to the date of dismissal, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events with respect to Arthur Andersen LLP as that term is described in Item 304 of Regulations S-K.

      On October 21, 2003, the Audit Committee dismissed the Company's independent auditors, Grant Thornton LLP, and engaged Crowe Chizek and Company LLC as its new independent auditors. The dismissal of Grant Thornton LLP and the engagement of Crowe Chizek and Company LLC was previously reported by the Corporation on October 28, 2003 on Form 8-K. Grant Thornton's report for the fiscal year ended December 31, 2002, which was the only report issued by them, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 2002 fiscal year and all interim periods preceding the dismissal and to the date of dismissal, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events with respect to Grant Thornton LLP as that term is described in Item 304 of Regulation S-K.

                             AUDIT COMMITTEE REPORT

      We have reviewed the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2003 and have discussed such financial statements with management and Crowe Chizek and Company LLC, the Corporation's independent auditors.

      We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication with Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended, by the Independence Standard Board, and have discussed with the auditors the auditors' independence.

      Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

                                                        Walter C. Teagle III
                                                        Allen E. Busching
                                                        Alexander L. Cover
                                                        Beverly Ann Gehlmeyer
                                                        John R. Miller III

      The preceding report and the Audit Committee charter shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Act of 1934 (the "1934 Act"), except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                                  OTHER MATTERS

      The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

      The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

                              STOCKHOLDER PROPOSALS

      Any proposals of stockholders intended to be submitted at the 2005 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 15, 2004 in order to be included in the proxy statement and form of proxy for such meeting. In addition, if the Corporation is not notified of a stockholder proposal by January 29, 2005, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

            SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

      The Corporation's Board of Directors does not have a formal process for security holders to send communications to the board of directors. The board believes that a formal process is unnecessary because the Corporation is relatively small and both the Chairman of the Board and the President and Chief Executive Officer, who is also a director, are easily accessible by telephone and mail.

                   BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

      The Board of Directors strongly encourages each of its members to attend the Annual Meeting of Stockholders. In this regard, the Board of Directors sets the date for the Annual Meeting of Stockholders to coincide with the April meeting of the Board of Directors. All directors attended the prior year's Annual Meeting of Stockholders, which was held on April 15, 2003.

                         ANNUAL REPORTS TO STOCKHOLDERS

      Consolidated financial statements for the Corporation and the Bank are included in the Corporation's 2003 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 2003 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 2003 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation's principal office, 10 Glen Head Road, Glen Head, New York, 11545. The consolidated financial statements contained in the Corporation's 2003 Annual Report are not part of this Proxy Statement.

                                      By Order of the Board of Directors



                                      Joseph G. Perri
March 15, 2004                        Senior Vice President and Secretary

                                   APPENDIX A

                      THE FIRST OF LONG ISLAND CORPORATION
                          NOMINATING COMMITTEE CHARTER

I.    PURPOSE

      The Nominating Committee is appointed by the Board of Directors ("Board") to:

      o Assist the Board by identifying individuals qualified to become Board members; and

      o Recommend to the Board the director nominees to be proposed for election at the annual meeting of shareholders.

II.   COMPOSITION

      The Nominating Committee will be comprised of at least three directors, each of whom will be independent in accordance with the definition for director independence set forth in Nasdaq Rule 4200.

      The members of the Nominating Committee will be elected by the Board at the annual organization meeting of the Board and will serve until the next annual organization meeting or until their successors are duly elected and qualified.

III.  MEETINGS

      The Nominating Committee will meet as often as appropriate to fulfill its duties and responsibilities. Minutes of the meetings will be approved by the Nominating Committee and maintained.

IV.   DUTIES AND RESPONSIBILITIES

      To fulfill its duties and responsibilities, the Nominating Committee will:

      o     Establish guidelines for nomination to the Board;

      o Identify and evaluate nominees for director in accordance with the criteria set forth in Section V of this charter. Recommend nominees to the Board. In identifying candidates for membership on the Board, the Nominating Committee will take into account all factors it considers appropriate, which may include experience, accomplishments, education, skills, business acumen and the highest personal and professional integrity;

      o Review and recommend to the Board, candidates to fill vacancies on the Board that occur between annual meetings of the shareholders;

      o Recommend to the Board the class of directors on which a nominee will serve;

      o Maintain records of who recommended each nominee approved by the Nominating Committee for inclusion on the proxy (other than nominees who are executive officers or who are directors standing for re-election);

      o Review the adequacy of this Charter at least annually and recommend to the Board any modifications or changes for approval by the Board.

V.    CRITERIA FOR NOMINATION TO THE BOARD

      To consider the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

      o Whether the candidate understands that his/her principal duty is to represent the shareholders of the Corporation;

      o     The candidate's professional and personal ethics and values;

      o Whether the candidate has no material conflict of interest with their service on the Board;

      o     The candidate's broad experience at the policy-making level;

      o The candidate's ability to provide insights and practical wisdom based on their experience and expertise;

      o     The candidate's independence;

      o The candidate's ability to understand and relate to the culture of the Corporation;

      o Whether the candidate, by virtue of particular experience relevant to the Corporation's current or future business, will add specific value as a Board member;

      o     Whether the candidate has experience with publicly held companies;

      o Whether the candidate has an understanding and background in corporate management with experience in delegation of duties;

      o Whether the candidate has accounting, financial, legal or marketing experience;

      o Whether the candidate's experience and knowledge will enhance or maintain a diversity of background as depicted in these criteria;

      o Whether the candidate can devote sufficient time to effectively carry out their duties;

      o Whether the candidate would be considered an audit committee "financial expert" as defined by the Securities and Exchange Commission for purposes of the Sarbanes-Oxley Act of 2002;

      o Any factors related to the ability and willingness of a candidate to serve, or an existing candidate to continue his/her service;

      o Although not mandatory, the candidate is expected to live and/or work in territories where the Corporation has branches or is expected to have branches.

      The Nominating Committee will identify potential candidates. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Board will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend the slate of Directors to be nominated for election at the annual meeting of stockholders.

      The Board will not consider shareholder nominations of director candidates, because the Board believes that this is not an efficient or effective means of identifying qualified individuals. In addition, the Board has a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of the Corporation.

VI.   RESOURCES AND AUTHORITY OF THE NOMINATING COMMITTEE

      The Nominating Committee has the authority to retain outside counsel, as it deems appropriate, in the conduct of its duties and responsibilities under this Charter.

                                   APPENDIX B

            THE FIRST OF LONG ISLAND CORPORATION (THE "CORPORATION")
               THE FIRST NATIONAL BANK OF LONG ISLAND (THE "BANK")
                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee will encourage continuous improvement of, and will foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

            Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

            Review and evaluate the audit efforts of the Corporation's independent auditors and internal auditing department.

            Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of at least three directors as determined by the Board, each of whom shall be "independent" under the rules of the Nasdaq Stock Market, Inc. and the Sarbanes-Oxley Act of 2002, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

      The Audit Committee shall have at least one member who is a "financial expert", as defined by the Securities and Exchange Commission for purposes of the Sarbanes-Oxley Act of 2002.

      The members of the Audit Committee shall be elected by the Board at the annual organization meeting of the Board and shall serve until the next annual organization meeting or until their successors shall be duly elected and qualified.

III.  MEETINGS

      The Audit Committee for the Corporation and the Bank shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the Chief Auditor, the independent auditors and corporate legal counsel in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Audit Committee shall:

      Documents/Reports Review

      1. Review with the Chief Auditor the process used in establishing the annual internal audit plan.

      2. Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes.

      3. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

      4. Review this Charter at least annually and update as conditions dictate. Submit the Charter to the Board of Directors for approval and have the Charter published at least every three years in the Corporation's proxy statement.

      5. Review with financial management of the Corporation and the independent auditors the Form 10-Qs and the Form 10-Ks prior to their filings. The Chair of the Committee may represent the entire Audit Committee for purposes of this.

      6. Discuss with management the Corporation's earnings press releases. The Chair of the Committee may represent the entire Audit Committee for this purpose.

      7. Review the Corporation's annual audited financial statements, related disclosures, including the Management's Discussion and Analysis portion of the Corporation's filings, and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communicating with Audit Committees), including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and
            (b) new or changed accounting policies, significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

      8. Prepare a report to be included in the Corporation's proxy statement for each annual meeting that discusses whether the Audit Committee has reviewed the financial statements with management and discussed Statement on Auditing Standards No. 61 (Communicating with Audit Committees) and Independence Standards Board Standard No. 1 (Auditor Independence) with the independent auditors, and if it has recommended to the Board of Directors that the audited financial statements be included in the Form 10-K.

      Independent Auditors

      9. Recognizing that the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, select the independent auditors, considering their independence and effectiveness. The Audit Committee has the sole authority to retain and dismiss the independent auditors of the Corporation, including sole authority to approve all engagement fees and terms and all non-audit services to be provided by the independent auditors. The Audit Committee must pre-approve all non-audit services to be provided by the independent auditors.

      10. Review with the independent auditors the plan and scope of the proposed annual external audit and quarterly reviews for the current year, including the procedures to be utilized.

      11. Review with the independent auditors and management, the results of the annual external audit of the Corporation, significant findings thereof, and any other matters required to be communicated by the independent auditors under generally accepted auditing standards, including, if applicable, the independent auditors' summary of any significant accounting, auditing and internal control issues, along with recommendations and management's corrective action plans, if applicable (management letter).

      12. Review at least annually the overall professional services, independence and qualifications of the independent auditors, including the periodic receipt from the independent auditors of a written communication delineating any and all relationships between the Corporation and such auditors (including any significant fees for any anticipated non-audit services), most importantly, those required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees.

      13. Provide sufficient opportunity for the internal auditors and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the audit.

      Financial Reporting Processes

      14. Review the integrity of the Corporation's financial reporting processes, both internal and external with the independent auditors and the internal auditors.

      15. Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Corporation.

      16. Consider and approve, if appropriate, major changes to the Corporation's auditing procedures and accounting principles and practice as suggested by the independent auditors, management or the internal auditing department.

      17. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      18. Approve all related party transactions, as defined by applicable NASD Rules, to which the Corporation is a party.

      Control Processes

      19. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      20. Review the disclosures made by the Corporation's Chief Executive Officer and Chief Financial Officer regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Corporation's internal controls for financial reporting and disclosure controls and procedures.

      21. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      22. Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

      23. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

      Compliance and Other Oversight Responsibilities

      24. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

      25. Review management reports issued by the Corporation in accordance with FDICIA and the corresponding independent auditor's attestation and agreed-upon procedures reports. Additionally, review Management's Report on Internal Control in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

      26. Perform any other activities consistent with this Charter, the Corporation's By-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

      27. Shall have the authority and access to the resources and funding necessary to discharge its responsibilities, including, without limitation, the authority, as it deems appropriate in its sole discretion, to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts and consultants.

                                 REVOCABLE PROXY
                      THE FIRST OF LONG ISLAND CORPORATION

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2004

      KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint STEPHEN P. LYON AND JOHN H. TREIBER or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the AMERICAN LEGION HALL, 190 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 20, 2004, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 15, 2004, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

                                                            With-       For All
                                                For         hold        Except

1.    Election of Directors                     |_|         |_|           |_|
      To elect five (5) Directors, each
      for a term of two (2) years (except
      as marked to the contrary below)

      ALLEN E. BUSCHING                         PAUL T. CANARICK
      ALEXANDER L. COVER                        BEVERLY ANN GEHLMEYER
      J. WILLIAM JOHNSON

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of any such nominee(s) in the space provided below.

--------------------------------------------------------------------------------

2. Other Matters: If any other business is presented at said meeting, this Proxy shall be voted in accordance with the best judgement of the Proxies.

      IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED "FOR" SUCH ELECTION.

      The shares represented by a properly executed Proxy will be voted as directed.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

      ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please be sure to sign and date this Proxy in the box below.


                                                Date
                                                    ------------------------


------------------------------              --------------------------------
Stockholder sign above                      Co-holder (if any) sign above

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                      THE FIRST OF LONG ISLAND CORPORATION

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY